OFFICE SERVICE RENEWAL AGREEMENT

This Office Service Renewal Agreement (this “Agreement”) is made this 21st day of September, 2005, by and between the Center (“us” or “we”) and the Client (“you”) identified in the following Schedule of Terms.

Schedule of Terms

Initial Term: 12 (months) Start Date: January 1, 2005 Ending Date: December 31, 2005
Renewal Term: 12 (months) Start Date: January 1, 2006 Ending Date: December 31, 2006

Center: TYSONS BUSINESS CENTER., LLC Phone: 703/918-4848 Fax: 703/918-4847 Contact: Cynthia Aungst Email: caungst@metroffice com Center: Address: 8300 Greensboro Drive Suite 800 McLean, VA 22102	Client: THORIUM POWER Phone: 703/918-4918 Fax: 703/918-4919 Contact: Seth Grae Email: sgrae@thoriumpower.com Billing address (if other than at Center): Address: Contact: Phone: Fax: Email:

Use:

[enter a detailed description of business or service in which client will engage in the Center]

Standard Service Fees:

Office Number	Appx. Size	Price/mo.	Total	Phone	2	$ 75.00	$ 150.00
68	140 s.f	$1617.00	$1617.00	T-1	2	$100.00	$ 200.00
28	140 s.f	$1617.00	$1617.00	Coffee	2	$ 20.00	$ 40.00
				Fax	1	$ 25.00	$ 25.00
				Parking	2	$ 30.00	$ 60.00
				Voice Mailbox	0	$ 15.00	$.00
				Conf. Rooms	8 hrs. ‘
TOTAL			$3234.00	Directory Listing	1	$ 3.00	$ 3.00

New Monthly Standard Service Fee:	$3712.00
(Will be reflected on the January, 2006 invoice)

Existing Refundable Service Deposit	$3526.00
Additional Refundable Service Deposit:	$186.00
This Amount Due at Signing:	$186.00

Addenda/Other

Signatures: The Agreement between the Center and the Client consists of this Schedule of Terms and all current provisions of the Original Office Services Agreement, executed on January 1, 2005. By signing below, we both agree to be bound by the Agreement in all respects, and to perform our respective obligations hereunder.

CENTER: TYSONS BUSINESS CENTER, LLC		CLIENT: THORIUM POWER
By:	Digitally signed by Kathlene Buchanan DN: CN Kathlene Buchanan, C US, Metro Offices OU Executive Offices Reason: I am approving the document Date: 2006. 10.20 16:02 48 - 04 100	By:
	Kathlene Buchanan President/Manager	Seth Grae President
Date: 10/20/05
GUARANTOR:

[By:] _______________________________________________
___________________________________________________
Print Name and, if applicable, Title
Date: __________